Exhibit 10.94


                          THIRD MODIFICATION AGREEMENT

       THIS THIRD MODIFICATION AGREEMENT (the "Agreement") is made as of the 28th day of July, 1999, by and among E-LOAN, INC. (the "Borrower"), COOPER RIVER FUNDING INC. (the "Lender") and GE CAPITAL MORTGAGE SERVICES, INC. (the "Agent").

                                   BACKGROUND

       The Borrower, the Lender and the Agent entered into a Warehouse Credit Agreement dated as of June 24, 1998, as amended (as so amended, the "Warehouse Credit Agreement") pursuant to which the Lender agreed to make advances (the "Advances") to the Borrower in accordance with the provisions of the Warehouse Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warehouse Credit Agreement.

       The Advances are evidenced by the Borrower's Amended and Restated Note dated as of April 26, 1999 (the "Note") in the stated principal amount of $25,000,000 and secured by, among other things, a Warehouse Security Agreement dated as of June 24, 1998 (the "Warehouse Security Agreement") between the Borrower and the Agent granting the Agent a security interest in certain of the Borrower's assets.

       Under the terms of a Guaranty and Surety Agreement, dated as of June 24, 1998 and reaffirmed as of March 15, 1999 (as so reaffirmed, the "Guaranty Agreement"), Christian A. Larsen and Janina D. Pawlowski (each a "Guarantor" and together the "Guarantors") guaranteed to the Lender and became surety for the prompt and unconditional payment of all amounts owing from time to time by the Borrower under the terms of the Warehouse Credit Agreement, the Note and related documents. The Guarantors also entered into a Support Agreement, dated as of June 24, 1998 and reaffirmed as of March 15, 1999, with the Lender and the Borrower (as so reaffirmed, the "Support Agreement") pursuant to which the Guarantors agreed to maintain the net worth and liquidity of the Borrower.

       The Borrower has requested that the Lender increase the amount of the Lender's commitment under the Warehouse Credit Agreement, release the Guarantors from the Guaranty Agreement and the Support Agreement and make certain other modifications to the terms of the Warehouse Credit Agreement, and the Lender and the Agent have agreed to such modifications subject to the terms and conditions of this Agreement.

       NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

       1. WAREHOUSE CREDIT AGREEMENT. The Warehouse Credit Agreement is hereby amended as follows:

              (a)    The definition of "Borrowing Base" contained in Section
1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                     ""BORROWING BASE" shall mean, as of any date, an amount
              that is the sum of the following, with respect to all Eligible Mortgage Loans, Eligible Nonconforming Mortgage Loans, Eligible HELOCs and Liquid Assets pledged to the Security Agent as of such date: (1) the sum for all Conforming Loans that are Committed Mortgage Loans of the product of (x) the Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 99% of the Market Value of such Mortgage Loan, (2) the sum for all Jumbo Loans (each of which shall be a Committed Mortgage

                                                                   Exhibit 10.94


              Loan) of the product of (x) the Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 99% of the Market Value of such Mortgage Loan, (3) the sum for all Mortgage Loans that are FHA Loans, VA Loans or State Loans of the product of (x) the Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 99% of the Market Value of such Mortgage Loan, (4) 0% of the Market Value of each Mortgage-backed Security, (5) an amount equal to the aggregate principal amount of the Liquid Assets, (6) the sum for all Credit A- Loans of the product of (x) the Nonconforming Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 97% of the Market Value of such Mortgage Loan, (7) the sum for all Credit B Loans of the product of (x) the Nonconforming Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 97% of the Market Value of such Mortgage Loan, (8) the sum for all Credit C Loans of the product of (x) the Nonconforming Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 96% of the Market Value of such Mortgage Loan, (9) the sum for all Credit D Loans of the product of (x) the Nonconforming Mortgage Loan Aging Percentage with respect to such Mortgage Loan and (y) 0% of the Market Value of such Mortgage Loan and (10) the sum for all Eligible HELOCs of the product of (x) the HELOC Aging Percentage with respect to such Eligible HELOC and (y) 97% of the Market Value of such Eligible HELOC."

              (b) Clause (vi) of the definition of "Collateral Documents" contained in Section 1.01 of the Warehouse Credit Agreement is renumbered as clause (vii) and a new clause (vi) is inserted, which shall read in full as follows:

                     "(vi)  If such Mortgage Loan is an Eligible HELOC, an
              executed HUD-I settlement statement with respect thereto; and"

              (c) The definition of "Commitment" contained in Section 1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                     ""COMMITMENT" shall mean the obligation of the Lender to
              make Advances in an aggregate principal amount outstanding at any time not to exceed $50,000,000."

              (d)    The definition of "Conforming Loan" contained in Section
1.01 of the Warehouse Credit Agreement is amended to read in fall as follows:

                     ""CONFORMING LOAN" shall mean a Mortgage Loan (other than a
              VA Loan, an FHA Loan, a State Loan or an Eligible HELOC) that is underwritten in conformity with FHLMC or FNMA underwriting standards and is otherwise eligible for purchase by FNMA or FHLMC."

              (e)    The definition of "Credit A- Loan" contained in Section
1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                     ""CREDIT A- LOAN" shall mean a Mortgage Loan (other than a
              Mortgage Loan that satisfies all the requirements of an Eligible Mortgage

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
                                                                   Exhibit 10.94


              Loan or an Eligible HELOC) the obligor of which has a Credit Score as described on Exhibit G hereto."

              (f) The definition of "Credit B Loan" contained in Section 1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                     ""CREDIT B LOAN" shall mean a Mortgage Loan (other than a
              Mortgage Loan that satisfies all the requirements of an Eligible Mortgage Loan or an Eligible HELOC) the obligor of which has a Credit Score as described on Exhibit G hereto."

              (g) The definition of "Credit C Loan" contained in Section 1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                     ""CREDIT C LOAN" shall mean a Mortgage Loan (other than a
              Mortgage Loan that satisfies all the requirements of an Eligible Mortgage Loan or an Eligible HELOC) the obligor of which has a Credit Score as described on Exhibit G hereto."

              (h) The definition of "Credit D Loan" contained in Section 1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                     ""CREDIT D LOAN" shall mean a Mortgage Loan (other than a
              Mortgage Loan that satisfies all the requirements of an Eligible Mortgage Loan or an Eligible HELOC) the obligor of which has a Credit Score as described on Exhibit G hereto."

              (i) There shall be added to Section 1.0 1 of the Warehouse Credit Agreement a definition of "Eligible HELOC" which shall read in full as follows:

                     ""ELIGIBLE HELOC" shall mean at the time of the
              determination thereof, a revolving credit home equity Mortgage Loan which at such time (i) is pledged as Collateral pursuant to the terms of this Agreement and the Warehouse Security Agreement and is not pledged as security for any Indebtedness owing to, or otherwise subject to a Lien for the benefit of, any person other than the Lender, (ii) is a second Mortgage Loan, (iii) has not previously been pledged as Collateral pursuant to the terms of this Agreement and the Warehouse Security Agreement, (iv) is subject to a Purchase Commitment, (v) has and has had no delinquency with respect to any payment due thereunder, (vi) has no deficiencies in respect of the documentation therefor, (vii) has a Credit Score as described on Exhibit G hereto, (viii) if not subject to a Wet Advance, has an Origination Date that is less than 20 calendar days prior to such time, (ix) if subject to a Wet Advance, has an Origination Date that is not more than five Business Days prior to such time, (x) has a Combined Loan-to-Value Ratio of 100% or less, excluding in all such cases, however any Eligible HELOC about which any of the representations, warranties and agreements contained in Section 6.18 is not true and correct."

              (j)    The definition of "Guaranty Agreement" contained in Section
1.01 of the Warehouse Credit Agreement is deleted therefrom.

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                                                                   Exhibit 10.94


              (k) There shall be added to Section 1.01 of the Warehouse Credit Agreement a definition of "HELOC Aging Percentage" which shall read in full as follows:

                     ""HELOC AGING PERCENTAGE" shall mean, as of any date, with respect to any Eligible HELOC, (i) 100% if such Eligible HELOC has an Origination Date that is less than 60 days prior to such date,
              (ii) 50% if such Eligible HELOC has an Origination Date that is less than 90 days and more than 59 days prior to such date, and
              (iii) 0% if such Eligible HELOC has an Origination Date that is 90 days or more prior to such date."

              (l) The definition of "Jumbo Loan" contained in Section 1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                     ""JUMBO LOAN" shall mean a Mortgage Loan (other than an FHA
              Loan, a VA Loan, a State Loan or an Eligible HELOC) that is underwritten in accordance with standards approved by the Agent that are generally comparable to the standards established by FNMA or FHLMC in all respects other than the original principal amount of the Mortgage Loan and that were established by an Investor (other than FHLMC, FNMA or GNMA)."

              (m) The definition of "Market Value" contained in Section 1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                     ""MARKET VALUE" shall mean as of any date at which the
              amount thereof is to be determined, (i) as to any Mortgage-backed Security, the purchase price therefor (exclusive of any accrued interest included in such purchase price) under the Purchase Commitment with respect thereto; (ii) as to any Mortgage Loan (other than an Eligible HELOC) an amount equal to the lower of (A) an amount equal to (1) with respect to a Mortgage Loan that was funded directly by the Borrower to the obligor thereunder, the outstanding principal amount of such Mortgage Loan or (2) with respect to a Mortgage Loan that was purchased by the Borrower, the lesser of (x) the purchase price paid by the Borrower therefor (exclusive of any accrued interest or servicing release premium included in such purchase price) and (y) the outstanding principal amount of such Mortgage Loan, as applicable, (B) the amount determined by the Agent, in its reasonable discretion, as the price (exclusive of any accrued interest that would be included in such price) at which such Mortgage Loan could on the date of such determination be sold in the secondary market to a bona fide investor in an arm's-length transaction and (C) the price at which an Investor has committed to purchase such Mortgage Loan; and
              (iii) as to any Eligible HELOC, an amount equal to the lower of
              (A) the outstanding principal amount of such Mortgage Loan, (B) an amount equal to the principal amount of the original advance to the obligor on such Eligible HELOC, (C) the amount determined by the Agent, in its reasonable discretion, as the price (exclusive of any accrued interest that would be included in such price) at which such Eligible HELOC could on the date of such determination be sold in the secondary market to a bona fide investor in an arm's length transaction and (D) the price at which an Investor has committed to purchase such Eligible HELOC."

                                                                   Exhibit 10.94


              (n)    The definition of "Origination Date" contained in Section
1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                     ""ORIGINATION DATE" shall mean, with respect to any
              Mortgage Loan that is not an Eligible HELOC, the date such Mortgage Loan was funded to the obligor thereon, and with respect to any Eligible HELOC, the date such Eligible HELOC was initially funded to the obligor thereon."

              (o)    The definition of "Support Agreement" contained in Section
1.01 of the Warehouse Credit Agreement is deleted therefrom.

              (p) The definition of "Wet Advance" contained in Section 1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                     ""WET ADVANCE" shall mean an Advance made by the Lender
              against the pledge of Eligible Mortgage Loans, Eligible Nonconforming Mortgage Loans or Eligible HELOCs with respect to which the Borrower has delivered to the Agent a Request for Advance in accordance with Section 2.04 in lieu of the delivery of the Mortgage Note related thereto; provided, however, that from and after the date on which the Mortgage Note with respect to any such Mortgage Loan is received by the Security Agent, such Advance shall cease to be a Wet Advance."

              (q) Section 2.01 of the Warehouse Credit Agreement is amended to read in fall as follows:

                     "2.01  COMMITMENT. Subject to and upon the terms and
              conditions set forth herein, the Lender agrees, at any time and from time to time prior to the Expiry Date (or such earlier date as the Commitment shall have been terminated pursuant to the terms hereof), to make an advance or advances (each an "Advance" and, collectively, the "Advances") to the Borrower, which Advance! (i) shall be made at any time and from time to time in accordance with the terms hereof on and after the Effective Date and prior to the Expiry Date; (ii) shall bear interest as provided in Section 2.07;
              (iii) may be prepaid and reborrowed in accordance with the provisions hereof, and (iv) shall be made against the pledge by the Borrower of Eligible Mortgage Loans, Eligible Nonconforming Mortgage Loans, Eligible HELOCs or Liquid Assets as Collateral for such Advance as provided herein and in the Warehouse Security Agreement; provide , however, that (1) the aggregate principal amount of Advances outstanding at any time shall not exceed the lesser of (x) the Commitment and (y) the Borrowing Base, at such time, (2) the aggregate principal amount of Advances outstanding at any time secured by Mortgage-backed Securities shall not exceed 0% of the Commitment, (3) the aggregate principal amount of Wet Advances outstanding at any time shall not exceed 40% of the Commitment, (4) the aggregate principal amount of Advances outstanding at any time secured by Jumbo Loans shall not exceed 75% of the Commitment, (5) the aggregate principal amount of Advances outstanding at any time secured by Eligible Nonconforming Mortgage Loans shall not exceed $7,500,000 (the "Nonconforming Commitment"), (6) the aggregate principal amount

                                                                   Exhibit 10.94

              of Advances outstanding at any time secured by Credit A- Loans shall not exceed 100% of the Nonconforming Commitment, (7) the aggregate principal amount of Advances outstanding at any time secured by Credit B Loans shall not exceed 100% of the Nonconforming Commitment, (8)the aggregate principal amount of Advances outstanding at any time secured by Credit C Loans shall not exceed 50% of the Nonconforming Commitment, (9) the aggregate principal amount of Advances outstanding at any time secured by Credit D Loans shall not exceed 0% of the Nonconforming Commitment, (10) the aggregate principal amount of Advances outstanding at any time secured by Eligible HELOCs shall not exceed $7,500,000 (the "HELOC Commitment") and (11) the aggregate principal amount of Advances outstanding at any time secured by Eligible Nonconforming Mortgage Loans and Eligible HELOCs shall not exceed $7,500,000."

              (r) Section 2.07(a) of the Warehouse Credit Agreement is amended to read in full as follows:

                     "2.07  INTEREST. The Borrower agrees to pay interest in
              respect of the outstanding principal amount of the Advances from the date the proceeds thereof are made available to the Borrower until the maturity thereof (whether by acceleration or otherwise)
              (i) with respect to Advances secured by Eligible Mortgage Loans, at a rate per annum equal to 1.50% in excess of the Commercial Paper Rate in effect from time to time and (ii) with respect to Advances secured by Eligible Nonconforming Mortgage Loans or Eligible HELOCs, at a rate per annum equal to 2.00% in excess of the Commercial Paper Rate in effect from time to time; provided, however, that with respect to any Advance which is disbursed by cashier's check, the applicable rate of interest, calculated in accordance with the provisions of this Section 2.07(a), shall be reduced by 0.25% during the first fifteen (15) days that such Advance is outstanding."

              (s) There shall be added to Section 3.01 of the Warehouse Credit Agreement a new subsection (c) which shall read in full as follows:

                     "(c)   The Borrower shall pay the Lender a non-use fee (the
              "Non-Use Fee") with respect to each calendar month during the term of this Agreement during which the average outstanding principal amount of Advances is less than an amount equal to fifty percent (50%) of the Commitment, computed at the rate of 0.125% per annum on the daily average unutilized Commitment. Accrued Non-Use Fees shall be due and payable monthly in arrears on the fifth Business Day following the end of each calendar month with respect to Non-Use Fees accrued during the preceding calendar month. The Agent shall provide the Borrower with a notice setting forth the Non-Use Fee accrued with respect to each calendar month not later than the third Business Day of such calendar month."

              (t) Section 4.02(c) of the Warehouse Credit Agreement is amended to read in full as follows:

                                                                   Exhibit 10.94


                     "(c)   if on any date the aggregate principal amount,
              outstanding of Wet Advances exceeds 40% of the Commitment, the Borrower shall immediately prepay the principal of Wet Advances in an aggregate amount equal to such excess;"

              (u) Section 4.02(f) of the Warehouse Credit Agreement is amended to read in full as follows:

                     "(f)   if the Agent shall have notified the Borrower or the
              Borrower otherwise becomes aware that any Mortgage Loan or Mortgage-backed Security originally included as an Eligible Mortgage Loan, an Eligible Nonconforming Mortgage Loan or an Eligible HELOC no longer constitutes an Eligible Mortgage Loan, an Eligible Nonconforming Mortgage Loan or an Eligible HELOC pursuant to the terms and standards set forth herein in the Warehouse Security Agreement, the Borrower shall immediately repay the principal of Advances in an aggregate amount equal to the Collateral Value of such Mortgage Loan or Mortgage-backed Security;"

              (v) Section 4.020) of the Warehouse Credit Agreement is amended to read in full as follows:

                     "(j)   if (1) there shall be a default in the payment of
              principal or interest by the obligor under (x) an Eligible Mortgage Loan in respect of which an Advance has been made hereunder and such default shall be continuing for 60 days or more or (y) a Mortgage-backed Security in respect of which an Advance has been made hereunder and such default shall be continuing for 3 Business Days or more or (z) an Eligible Nonconforming Mortgage Loan or an Eligible HELOC in respect of which an Advance has been made hereunder and such default shall be continuing for 60 days or more, (2) an Insolvency Event shall occur in respect of an obligor on any Mortgage Loan in respect of which an Advance has been made hereunder or (3) foreclosure or similar proceedings shall be commenced in respect of the premises which secure any Mortgage Loan in respect of which an Advance has been made hereunder, the Borrower shall immediately prepay the principal of Advances in an aggregate amount equal to the Collateral Value of such Mortgage Lon or Mortgage-backed Security;"

              (w) Sections 4.02(n), (o) and (p) of the Warehouse Credit Agreement are amended to read in full as follows:

                     "(n)   if on any date the aggregate principal amount of
              Advances secured by Credit A- Loans exceeds 100% of the Nonconforming Commitment, the Borrower shall immediately prepay the principal of Advances secured by Credit A- Loans in an aggregate amount equal to such excess;

                     (0) if on any date the aggregate principal amount of Advances secured by Credit B Loans exceeds 10 ' 0% of the Nonconforming Commitment, the Borrower shall immediately prepay

                                                                   Exhibit 10.94


              the principal of Advances secured by Credit B Loans in an aggregate amount equal to such excess;

                     if on any date the aggregate principal amount of Advances
              secured by Credit C Loans exceeds 50% of the Nonconforming Commitment, the Borrower shall immediately prepay the principal of Advances secured by Credit C Loans in an aggregate amount equal to such excess;"

              (x) There shall be added to the Warehouse Credit Agreement new subsections (r) and (s) which shall read in full as follows:

                     "(r)   if on any date the aggregate principal amount of
              Advances secured by Eligible HE 0 s exceeds the HELOC Commitment, the Borrower shall immediately prepay the principal of Advances secured by Eligible HELOCs in an aggregate amount equal to such excess; and

                     if on any date the aggregate principal amount of Advances
              secured by Eligible Nonconforming mortgage Loans and Eligible HELOCs exceeds $7,500,000, the Borrower shall immediately prepay the principal of Advances secured by Eligible Nonconforming Mortgage Loans and Eligible HELOCs in an aggregate amount equal to such excess."

              (y) Section 4.03(b) of the Warehouse Credit Agreement is amended to read in full as follows:

                     "(b)   So long as no Default or Event of Default has
              occurred and, is continuing in lieu of any required pre-payment of principal pursuant to Section 4.02, the Borrower may, subject to the terms and conditions hereof and the prior consent of the Agent, substitute and pledge additional Eligible Mortgage Loans, Eligible Nonconforming Mortgage Loans and/or Eligible HELOCs (together with all required Collateral Documents with respect thereto) having an aggregate Collateral Value in an amount such that immediately after giving effect to such substitution or addition, such prepayment is no longer required."

              (z) Sections 5.19 and 5.20 of the Warehouse Credit Agreement are deleted therefrom, and the section numbers shall remain as place holders.

              (aa) Section 6.18 of the Warehouse Credit Agreement is amended to read in full as follows:

                     "6.18  REPRESENTATIONS RELATING TO THE MORTGAGE LOANS. (a)
              At all times during which a Mortgage Loan is pledged Mortgage Loan is pledged as Collateral for Advances hereunder, such Mortgage Loan will (i) be an FHA Loan, a VA Loan, a Conforming Loan, a Jumbo Loan, a State Loan , a Credit A- Loan, a Credit B Loan, a Credit C Loan, a Credit D Loan or an Eligible HELOC; (ii) be an Eligible Mortgage Loan, an Eligible Nonconforming Mortgage Loan or an Eligible HELOC and be free of any default and the Borrower will have had no notice of any

                                                                   Exhibit 10.94


              event which has occurred which may, with the passage of time or the giving of notice, or both, become a default; (iii) comply with the terms of this Agreement and with the relevant Purchase Commitment and/or Master Commitment, if any; (iv) be a legal, valid and binding obligation of the mortgagor and the mortgagee thereunder enforceable in accordance with its terms and subject to no offset, defense or counterclaim, obligating such mortgagor to make the payments specified therein, and each FHA Loan and each VA Loan will be fully eligible for, and the Borrower will have complied with all applicable requirements of law, rule or regulation in respect of, FHA insurance or VA guaranty, respectively; (v) if such Mortgage Loan is an Eligible Nonconforming Mortgage Loan or an Eligible HELOC, be subject to a Purchase Commitment, or if such Mortgage Loan is an Eligible Mortgage Loan, be subject to a Purchase Commitment or Hedging Contract or, if it is a Mortgage Loan that bears interest at an adjustable rate, a Master Commitment which Purchase Commitment or Master Commitment is a legal, valid and binding obligation of the Investor party thereto, is enforceable against such Investor in accordance with its terms (subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity), and, except as is otherwise notified in writing by the Borrower to the Lender and Agent, permits the assignment thereof to the Security Agent; (vi) be owned by the Borrower and be subject to no Lien or claim whatsoever, either legal or equitable, other than that granted to the Security Agent for the benefit of the Lender; (vii) be fully disbursed, the final disbursement to the mortgagor in connection therewith having been made no more than 30 days prior to the date of pledge if such disbursement was made by the Borrower (unless such Mortgage Loan is delivered as Collateral securing the initial Advance made to the Borrower hereunder or is an Eligible HELOC);
              (viii) not be modified (except as to correction of clerical or scrivener errors), amended, superseded or otherwise subject to any other agreement or contract of any kind with the relevant mortgagor under such Mortgage Loan except to the extent such amendment, modification or other agreement or contract has been disclosed in writing to the Security Agent by the Borrower at the time of the pledge and does not affect the salability of such Mortgage Loan pursuant to any applicable Master Commitment or Purchase Commitment; (ix) be a valid first or second lien on the mortgaged premises subject thereto; (x) if required by the Investor, have a title insurance policy or binder, in ALTA form satisfactory to the Agent insuring the priority of the Borrower's first or second lien therein subject only to (1) the lien of the related first mortgage, if any, (2) the lien of current real property taxes and assessments, (3) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of the related mortgage or deed of trust, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject thereto is located and (4) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the related mortgage or deed of trust, (xi) not have been selected for pledge hereunder utilizing procedures, other than those necessary to comply

                                                                   Exhibit 10.94

              with the representations and warranties set forth herein, which are adverse to the interests of the Lender and (xii) if such Mortgage Loan is an Eligible HELOC, have had only one credit advance disbursed to the obligor thereof"

              (bb) Section 7.01(k) of the Warehouse Credit Agreement is amended to read in full as follows:

                     "(k)   CAPITAL EXPENDITURES. Written notice not less than
              10 days prior to any agreement by the Borrower pursuant to which the Borrower intends to make expenditures for fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles and including capitalized lease obligations) which will exceed $500,000."

              (cc) Section 7.01(q) of the Warehouse Credit Agreement is deleted therefrom.

              (dd) The fifth sentence of Section 7.08(b) of the Warehouse Credit Agreement is amended to read in full as follows:

              "All Eligible Nonconforming Mortgage Loans and Eligible HELOCs will comply in all respects with all applicable requirements for purchase under the Purchase Commitment relating thereto."

              (ee) The first sentence of Section 7.13 of the Warehouse Credit Agreement is amended to read in full as follows:

              "The Agent will prepare and deliver to the Borrower weekly, or more frequently as the Agent may from time to time determine, a report with respect to all Eligible Mortgage Loans, Eligible Nonconforming Mortgage Loans, Eligible HELOCs and Liquid Assets pledged to the Security Agent as of such date (a "Borrowing Base Valuation Report")."

              (ff) Section 8.07 of the Warehouse Credit Agreement is amended to read in full as follows:

                     "8.07  CAPITAL EXPENDITURES. Re Borrower will not, and will not permit any of its Subsidiaries to, make expenditures for fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles and including capitalized lease obligations) in an amount not in excess of $1,000,000 per month."

              (gg) Section 8.08 of the Warehouse Credit Agreement is amended to read in full as follows:

                     "8.08  MAXIMUM ADJUSTED LEVERAGE RATIO. The Borrower will
              not permit its Adjusted Leverage Ratio at any time during any fiscal year to be greater than 10 to 1."

                                                                   Exhibit 10.94


              (hh) Section 8.09 of the Warehouse Credit Agreement is amended to read in full as follows:

                     "8.09  MINIMUM ADJUSTED TANGIBLE NET WORTH. The Borrower
              will not permit its le Net Worth at any time during any fiscal year to be 1 $ 000.11

              (ii) Section 8.16 of the Warehouse Credit Agreement is amended to read in full as follows:

                     "8.16  MINIMUM CURRENT RATIO. The Borrower will not permit its Current Ratio to be less than 1.1 to 1.0 at any time during any fiscal year."

              (jj) Section 9.06 of the Warehouse Credit Agreement is amended to read in full as follows:

                     "9.06  BANKRUPTCY, ETC. An Insolvency Event shall occur
              with respect to the Borrower or any of its Subsidiaries; or"

              (kk) Section 9.12 of the Warehouse Credit Agreement is amended to read in full as follows:

                     "9.12  MATERIAL ADVERSE CHANGE. A material adverse change
              shall occur in the financial condition, operations or prospects o e Borrower or any of its Subsidiaries; or any material adverse action shall be taken by any state or federal regulatory body or any court against the Borrower or any of its Subsidiaries which may result in the loss of any agreement, permit or license of the Borrower or any of its Subsidiaries, or otherwise limit the business or operations of the Borrower or any of its Subsidiaries which loss or limitation would have a material adverse effect on the financial condition, operations or prospects of the Borrower;"

              (ll) Section 11.01(c)(i) of the Warehouse Credit Agreement is amended to read in full as follows:

                     "(i)   the making of an Advance secured by a pledge of a
              Mort e Loan or Mortgage-backed Security which is not at the date of the creation of such security interest an Eligible Mortgage Loan, an Eligible Nonconforming Mortgage Loan or an Eligible HELOC or which thereafter ceases to be an Eligible Mortgage Loan, an Eligible Nonconforming Mortgage Loan or an Eligible HELOC;"

              (mm) Exhibit G to the Warehouse Credit Agreement is deleted in its entirely, and new Exhibit G, in the form attached to this Agreement as Exhibit G, shall be added to the Warehouse Credit Agreement.

              (nn) Exhibits J and K to the Warehouse Credit Agreement are deleted therefrom.

       2. NOTE. The Note shall be amended and restated to provide that the principal amount thereof is Fifty Million United States dollars ($50,000,000).

                                                                   Exhibit 10.94


       3. WAREHOUSE SECURITY AGREEMENT. Section 4(b) of the Warehouse Security Agreement is hereby amended to read in full as follows:

                     "(b)   So long as no Default or Event of Default has
              occurred and is continuing, in lieu of any required prepayment of principal pursuant to Section 4.02 of the Warehouse Credit Agreement, the Assignor may, subject to the terms and conditions of the Warehouse Credit Agreement and the consent of the Agent, substitute and pledge additional Eligible Mortgage Loans, Eligible Nonconforming Mortgage Loans and/or Eligible HELOCs (together with all required Collateral Documents with respect thereto) having a Collateral Value in an amount such that immediately after giving effect to such substitution or addition, such prepayment is no longer required."

       4. GUARANTY AGREEMENT. The Guaranty Agreement is hereby released, canceled and terminated.

       5. SUPPORT AGREEMENT. The Support Agreement is hereby released, canceled and terminated.

       6. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective as of the date first above written when (a) this Agreement shall have been executed by the Borrower; (b) the Lender and the Agent and the Agent shall have received a Second Amended and Restated Note in the principal amount of $50,000,000 (the "Restated Note") made payable to the Lender executed on behalf of the Borrower and the Lender; and (c) the Agent shall have received from the Borrower executed proper amendments to financing statements for filing under the Uniform Commercial Code of each jurisdiction as may be necessary or, in the opinion of the Agent, desirable to amend the financing statements previously filed pursuant to the provisions of the Warehouse Credit Agreement..

       7.     REFERENCES TO CREDIT DOCUMENTS. Upon the effectiveness of this
Agreement:

              (a) Each reference in the Warehouse Credit Agreement to "this Agreement," "hereunder," "hereof," "herein' 'or words of like import, and each reference in the Restated Note and the Warehouse Security Agreement to the Warehouse Credit Agreement, shall mean and-be a reference to the Warehouse Credit Agreement as amended hereby;

              (b) Each reference in the Warehouse Credit Agreement and the Warehouse Security Agreement to the Note shall mean and be a reference to the Restated Note; and

              (c) Each reference in the Warehouse Credit Agreement and the Note to the Warehouse Security Agreement shall mean and be a reference to the Warehouse Security Agreement as amended hereby.

       8.     RATIFICATION OF DOCUMENTS.

              (a) Except as specifically amended herein or amended and restated in the Restated Note, the Warehouse Credit Agreement, the Note and the Warehouse Security Agreement shall remain unaltered and in full force and effect and are hereby ratified and confirmed.

              (b) The execution, delivery and effectiveness of this Agreement and the Restated Note shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender or the Agent under the Warehouse Credit Agreement, the Note or the Warehouse Security

                                                                   Exhibit 10.94


Agreement nor constitute a waiver of any default or Event of Default under the Warehouse Credit Agreement, the Note or the Warehouse Security Agreement.

        9. REPRESENTATIONS AND WARRANTIES. The Borrower hereby certifies that
(i) the representations and warranties which it made in the Warehouse Credit Agreement and the Warehouse Security Agreement are true and correct as of the date hereof and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Note, the Warehouse Credit Agreement or the Warehouse Security Agreement exists on the date hereof.

       10. MISCELLANEOUS. (a) This Agreement shall be governed by and construed according to the laws of the State of New York without regard to principles of conflicts of laws and shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

              (b) This Agreement may, be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              (c) This Agreement is intended to take effect as a document under seal.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                     E-LOAN, INC.


                                     By:  /s/ CHRIS LARSEN
                                          -----------------------------------
                                          President

                                     COOPER RIVER FUNDING INC.


                                     By:  /s/ ILLEGIBLE
                                          -----------------------------------
                                          Assistant Treasurer

                                     GE CAPITAL MORTGAGE SERVICES, INC.


                                     By:  /s/ ILLEGIBLE
                                          -----------------------------------
                                          Vice President

                                                                   Exhibit 10.94


                                    EXHIBIT G


                                  CREDIT SCORES

TYPE OF MORTGAGE LOAN                                        FICO SCORE
---------------------                                        ----------
Credit A- Loan                                               [*] and above
Credit B Loan                                                [*]
Credit C Loan                                                [*]
Credit D Loan                                                [*]
Eligible HELOC                                               [*] and above



                                    EXHIBIT G
                                      -1-